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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 1998



                       HIGHWAYMASTER COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-26140                  51-0352879
(State of other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


  16479 DALLAS PARKWAY, SUITE 710, DALLAS, TEXAS                    75248
      (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (972) 732-2500


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5.  OTHER EVENTS.

         HighwayMaster Corporation ("HighwayMaster"), the sole operating subsidiary of HighwayMaster Communications Inc., announced today that it is halting the development of AutoLink service and will not launch AutoLink in late 1998 as previously anticipated. There can be no assurance that the halt of the AutoLink development and cancellation of the service launch for AutoLink will not have a material adverse effect on the business, prospects or results of operations of HighwayMaster.

         For additional information regarding the foregoing matters, reference is made to the press release issued by HighwayMaster on August 31, 1998, a copy of which is attached as an exhibit hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number            Description
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
99                Press Release dated August 31, 1998
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      HIGHWAYMASTER COMMUNICATIONS, INC.
                                      (Registrant)



                                      By:      /s/William C. Saunders
                                         --------------------------------
                                               William C. Saunders
                                               President

Date: September 1, 1998




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                                INDEX TO EXHIBITS

EXHIBIT                                                       SEQUENTIAL
NUMBER           DESCRIPTION                                  PAGE NUMBER

99               Press Release dated August 31, 1998